UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 25, 2004

GLOBAL POWER EQUIPMENT GROUP INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-16501	73-1541378
(Commission File Number)	(IRS Employer Identification No.)

6120 S. Yale, Suite 1480, Tulsa, Oklahoma	74136
(Address of Principal Executive Offices)	(Zip Code)

(918) 488-0828

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 25, 2004, Global Power Equipment Group Inc. (the “Company”) issued a press release announcing its results for the third quarter period ended September 25, 2004. A copy of such press release is furnished as Exhibit 99.1 hereto.

On October 26, 2004, the Company participated in a telephone conference call relating to its earnings release for the third quarter period ended September 25, 2004. The transcript of the conference call and a copy of the accompanying slide show presentation are furnished as Exhibits 99.2 and 99.3 hereto, respectively.

The information being furnished hereunder discloses (i) EBITDA and (ii) estimated earnings per dilutive share, excluding estimated restructuring charges, with respect to the fourth quarter of fiscal 2004 and fiscal 2004, all of which are non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Company believes that EBITDA is a useful measure of evaluating its financial performance because of its focus on the Company’s results from operations before interest, income taxes, depreciation and amortization. EBITDA is utilized for internal analysis of the Company and its operating subsidiaries. EBITDA is not a measure of financial performance under generally accepted accounting principles (“GAAP”) and should not be considered in isolation or as an alternative to other financial measures determined under GAAP. However, EBITDA is widely used by investors, financial analysts and rating agencies as an alternative measure of evaluating, comparing and rating operating performance. EBITDA presented by the Company may not be comparable to similarly titled measures reported by other companies. In addition, the Company has provided estimated earnings per dilutive share adjusted to exclude estimated restructuring charges, which is not a measure of financial performance under GAAP as such estimates exclude the effect of estimated restructuring charges to be incurred by the Company. The Company has provided this estimate because it excludes typically non-recurring items that the Company generally excludes from its earnings guidance and makes such information more comparable to prior disclosures for investors and financial analysts. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is included in the press release furnished as Exhibit 99.1 hereto.

The information in this Form 8-K, including exhibits, is being furnished pursuant to this Item 2.02 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

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Item 9.01. Financial Statements and Exhibits.

(c)	The following exhibits are furnished herewith:

99.1	Press Release dated October 25, 2004, issued by the Company.

99.2	Transcript of the Company’s October 26, 2004 telephone, conference call.

99.3	Slide Show Presentation of the Company dated October 26, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL POWER EQUIPMENT GROUP INC.

Date: October 29, 2004	By:	/s/ Candice L. Cheeseman
Candice L. Cheeseman
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 25, 2004, issued by the Company.

99.2	Transcript of the Company’s October 26, 2004, telephone conference call.

99.3	Slide Show Presentation of the Company dated October 26, 2004.